SECURITIES AND EXCHANGE COMMISSION


                              Washington, DC 20549


                                    FORM 8-K


                                 Current Report

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):

                                  May 10, 1996

                            CURTICE-BURNS FOODS, INC.
               (Exact Name of Registrant as Specified in Charter)

                                    New York
                 (State or other jurisdiction of incorporation)

                                     1-7605
                            (Commission File Number)


                                   16-0845824
                      (IRS Employer Identification Number)


             90 Linden Place, PO Box 681, Rochester, New York 14603
               (Address of Principal Executive Offices) (Zip Code)


               Registrant's Telephone Number Including Area Code:

                                 (716) 383-1850

Item 5. Other Events. See the following press release, dated May 10, 1996, announcing the promotion of Dennis M. Mullen to Chief Operating Officer of Curtice-Burns Foods, Inc. and the promotion of Ben Frega to President and Chief Executive Officer of Curtice-Burns Foods, Inc.'s Comstock Michigan Fruit Division. The promotions are effective May 27, 1996.

                                                            NEWS RELEASE
                                                  Contact:  Rochester,  NY
                                                            Bea B. Slizewski
                                                            Curtice Burns Foods
                                                            (716) 383-1850

                     CURTICE BURNS PROMOTES MULLEN TO COO;
               FREGA BECOMES PRESIDENT OF COMSTOCK MICHIGAN FRUIT

ROCHESTER, NY, May 10, 1996...Curtice Burns Foods, a wholly-owned subsidiary of Pro-Fac Cooperative (Nasdaq: PFACP), announces the promotion of Dennis M.
Mullen, 42, from president of Comstock Michigan Fruit, and executive vice president of Curtice Burns, to chief operating officer (COO) of Curtice Burns. The Company also announces the promotion of Ben Frega, 45, from executive vice president to president and chief executive officer of Comstock Michigan Fruit. Both promotions are effective on May 27, 1996. This announcement culminates a search by the Curtice Burns board, both internally and externally, for a COO in order to provide continuity for the future and prepare for the eventual retirement of Roy A. Myers, 64, current president and chief executive officer of Curtice Burns. Mullen joined Curtice Burns in 1990, following the Company's acquisition of Globe Products where he had been president and CEO. His first Curtice Burns assignment was as senior vice president of custom pack sales for its Nalley's Fine Foods division in Tacoma, Washington. In 1991 he moved to CMF as senior vice president and business unit manager for foodservice. Two years later, he was promoted to president of that division. In January 1996, Mullen was appointed executive vice president of Curtice Burns. He recently took on additional duties as temporary head of Nalley's during Curtice Burns search for a new president of that division. His new responsibilities include management of all Curtice Burns divisions which will now report directly to him. Frega joined the Company in 1974 and worked in sales and marketing positions of increasing responsibility over the next several years, through a promotion to marketing director in 1984. In 1987, he was promoted to vice president/private label business manger for Comstock Michigan Fruit (CMF) and in 1995 to senior vice president for the consumer products business unit. Earlier this year Frega was promoted to executive vice president for CMF and has been responsible for running the day-to-day operations since that time. Curtice Burns Foods processes and markets a variety of product lines of regional branded, private label and foodservice products through eight autonomously managed divisions located throughout the United States. Pro-Fac Cooperative consists of over 650 members across the country who supply Curtice Burns with raw product for processing.

SIGNATURES Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    CURTICE-BURNS FOODS, INC.


  Dated:  May 15, 1996         By:  /s/ William D. Rice
                                        William D. Rice,
                                    Senior Vice President
                                        and Secretary